EXHIBIT E


                            Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints each of Scott M. Sperling and Anthony J. DiNovi, acting individually, as such person's true and lawful attorney in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, respecting securities of The Learning Company, Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to, Schedules 13D, Schedules 13G, Forms 3, Forms 4 and Forms 5.

      This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.

      IN WITNESS WHEREOF, each of the undersigned has executed this instru ment as of the 12th day of December, 1997.



                                    THOMAS H. LEE EQUITY FUND III, L.P.

                                    By:   THL Equity Advisors III Limited
                                          Partnership, its General Partner

                                    By:   THL Equity Trust III, its General
                                          Partner


                                    By:/s/ Anthony J. DiNovi
                                       --------------------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THOMAS H. LEE FOREIGN FUND III, L.P.

                                    By:   THL Equity Advisors III Limited
                                          Partnership, its General Partner

                                    By:   THL Equity Trust III, its General
                                          Partner


                                    By:/s/ Anthony J. DiNovi
                                       -------------------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THL EQUITY ADVISORS III LIMITED PARTNERSHIP

                                    By:   THL Equity Trust III, its General
                                          Partner

                                    By:/s/ Anthony J. DiNovi
                                       --------------------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THL EQUITY TRUST III


                                    By:/s/ Anthony J. DiNovi
                                       -------------------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THL-CCI LIMITED PARTNERSHIP

                                    By:   THL Investment Management Corp.,
                                          its General Partner

                                    By: /s/ Wendy Masler
                                        ___________________________
                                       Name:  Wendy Masler
                                       Title: Vice President


                                    THL INVESTMENT MANAGEMENT CORP.


                                    By:/s/ Wendy Masler
                                       ------------------------------------
                                       Name: Wendy Masler
                                       Title: Vice President


                                    /s/ David V. Harkins
                                    ------------------------------------
                                    David V. Harkins


                                    THE 1995 HARKINS GIFT TRUST


                                    By:/s/ Sheryll Harkins
                                       -------------------------------------
                                       Name:  Sheryll Harkins
                                       Title: Trustee


                                    MEETINGHOUSE FOUNDATION, INC.

                                    By:  PNC Bank, New England, as Trustee


                                    By: /s/ Peter K. Van Winkle
                                       _____________________________________
                                       Name:  Peter K. Van Winkle
                                       Title: Chief Inv. Officer and SVP


                                    /s/ Scott A. Schoen
                                    ----------------------------------------
                                    Scott A. Schoen


                                    /s/ C. Hunter Boll
                                    ---------------------------------------
                                    C. Hunter Boll


                                    /s/ Scott M. Sperling
                                    ----------------------------------------
                                    Scott M. Sperling


                                    /s/ Anthony J. DiNovi
                                    ---------------------------------------
                                    Anthony J. DiNovi


                                    /s/ Thomas M. Hagerty
                                    ---------------------------------------
                                    Thomas M. Hagerty


                                    /s/ Warren C. Smith, Jr.
                                    ---------------------------------------
                                    Warren C. Smith, Jr.


                                    /s/ Seth W. Lawry
                                    --------------------------------------
                                    Seth W. Lawry


                                    /s/ Joseph J. Incandela
                                    --------------------------------------
                                    Joseph J. Incandela


                                    /s/ Kent R. Weldon
                                    --------------------------------------
                                    Kent R. Weldon


                                   /s/ Terrence M. Mullen
                                   --------------------------------------
                                   Terrence M. Mullen


                                   /s/ Todd M. Abbrecht
                                   --------------------------------------
                                   Todd M. Abbrecht


                                   /s/ Wendy L. Masler
                                   --------------------------------------
                                   Wendy L. Masler


                                   RESOURCES TRUST CO. FBO ANDREW D. FLASTER


                                    By: /s/ Andrew D. Flaster
                                       ----------------------------------
                                       Name:  Andrew D. Flaster
                                       Title:


                                    /s/ Andrew D. Flaster
                                    --------------------------------------
                                    Andrew D. Flaster


                                    FIRST TRUST CO. FBO KRISTINA A. WATTS


                                    By: /s/ Patricia Kenny
                                       -----------------------------------
                                       Name:  Patricia Kenny
                                       Title: Sr. Investment Admin. Analyst


                                    /s/ Andrew T. Mulderry
                                    --------------------------------------
                                    Andrew T. Mulderry


                                    /s/ George R. Taylor
                                    --------------------------------------
                                    George R. Taylor


                                   /s/ Charles W. Robins
                                   --------------------------------------
                                   Charles W. Robins


                                   /s/ James Westra
                                   --------------------------------------
                                   James Westra


                                   /s/ Charles A. Brizius
                                   --------------------------------------
                                   Charles A. Brizius


                                   /s/ Jeffrey B. Kovach
                                   --------------------------------------
                                   Jeffrey B. Kovach


                                   /s/ Anjan Mukherjee
                                   --------------------------------------
                                   Anjan Mukherjee


                                   /s/ Charles S. Woo
                                   --------------------------------------
                                   Charles S. Woo